150812603v2 [YEAR] Long-Term Incentive Program Denny’s Corporation Performance Share Unit 203 East Main Street Award Certificate Spartanburg, SC 29319 «Name» (“Grantee”) Denny’s Corporation (the “Company”) has granted to you a performance share unit award (the “Award”) denominated in a target number of performance share units (the “Performance Share Units” or “PSUs”). The PSUs are rights that entitle you to earn shares of the Company’s $0.01 par value common stock (“Shares”), on a one-for-one basis. The Award is granted under the Denny’s Corporation 2021 Omnibus Incentive Plan (the “Plan”). By accepting the Award, you shall be deemed to have agreed to the terms and conditions set forth in this Award Certificate and the Plan. As described in detail in the Terms and Conditions attached to this Award Certificate, you may earn between 0 to 200% of the PSUs based on the Company’s achievement of two performance metrics. The first metric is the Company’s Total Shareholder Return (“TSR,” as defined in the Award Certificate) ranking relative to the S&P 600 Small Cap Consumer Discretionary Index companies listed on Appendix A to the Award Certificate (the “rTSR,” as defined in the Award Certificate) during the Performance Period. The second metric is the average of the Company’s annual Adjusted EPS Growth (the “Adjusted EPS Growth,” as defined in the Award Certificate), measured year-over-year during the Performance Period (as described below). Each metric is equally weighted (i.e. 50% of the PSUs may be earned based on rTSR and 50% based on Adjusted EPS Growth). The PSUs that may be earned based on rTSR are referred to as the “rTSR PSUs” and the PSUs that may be earned based on Adjusted EPS Growth are referred to as the “EPS PSUs.” The target number of PSUs underlying this Award were determined as follows: Target Grant Date Value of Award: $________/$[xx.xx]1 = ______ Total Target Number of Performance Share Units2, divided between the two metrics as follows:  Target Number of rTsr PSUs = _________ (the “rTSR Target PSUS”)  Target Number of EPS PSUs = _________ (the “EPS Target PSUs”) Performance Period: [MONTH/DAY/YEAR 1] to [MONTH/DAY/YEAR 3] This Award is governed by the terms of the Plan, and subject to the Terms and Conditions on the pages that follow. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Plan. 1 The average closing market price per Share for the last 20 trading days of the Company’s [YEAR] fiscal year. 2 Rounded up to nearest whole share.

2 150812603v2 Grant Date: Gail Sharps Myers EVP Legal, General Counsel & Chief People Officer For Denny’s Corporation

3 150812603v2 TERMS AND CONDITIONS 1. Vesting and Forfeiture of Award. The Award will vest and become non-forfeitable on the last day of the Performance Period, subject to Grantee’s continued employment through such date, based on the achievement of rTSR and Adjusted EPS Growth as described in Sections 1(a)- 1(b) below. (a) rTSR will be measured during the Performance Period on a cumulative basis. If the rTSR performance is equal to or greater than the 25th percentile, then a percentage of rTSR Target PSUs will vest as set forth in the following table: Degree of Performance rTSR % of rTSR Target PSUs to Vest Below Threshold <25th percentile 0% Threshold 25th percentile 50% Target 50th percentile 100% Maximum 75th percentile 200% In the event that the rTSR falls between Threshold and Target, or Target and Maximum, the number of rTSR PSUs that vest will be determined based upon linear interpolation. Notwithstanding the foregoing, in the event that the Company’s TSR is a negative number, the number of rTSR PSUs to vest shall not exceed 100% of the rTSR Target PSUs. (b) Adjusted EPS Growth will be measured at the end of each fiscal year during the Performance Period by calculating the percentage increase in the Actual Adjusted EPS for such fiscal year over the Actual Adjusted EPS for the immediately preceding fiscal year. Specifically, (i) Adjusted EPS Growth for fiscal [YEAR 1] will be measured by calculating the percentage increase in Actual Adjusted EPS from fiscal [YEAR 0] to fiscal [YEAR 1]; (ii) Adjusted EPS Growth for fiscal [YEAR 2] will be measured by calculating the percentage increase in Actual Adjusted EPS from fiscal [YEAR 1] to fiscal [YEAR 2]; and (iii) Adjusted EPS Growth for fiscal [YEAR 3] will be measured by calculating the percentage increase in Actual Adjusted EPS from fiscal [YEAR 2] to fiscal [YEAR 3]. The Annual Percentage Achieved for each fiscal year will be determined based upon which Adjusted EPS Growth Goal, if any, is met, in accordance with the following table.3 3 If Actual Adjusted EPS for either fiscal year 2023 or fiscal year 2024 is a negative number, growth for the following fiscal year shall be determined by assuming Actual Adjusted EPS for the base year was $0.01 with the Annual Percentage Achieved for that year capped at 100%; provided, however, that if Actual Adjusted EPS Growth determined using the Actual Adjusted EPS amount for the year preceding the year in which it was a negative number would have resulted in the Annual Percentage Achieved at greater than 100%, such greater than 100% amount shall be used.

4 150812603v2 Degree of Performance Attainment Adjusted EPS Growth Goal Annual Percentage Achieved Below Threshold Less than [THRESHOLD GOAL] 0% Threshold [THRESHOLD GOAL] 50% Target [TARGET GOAL] 100% Maximum [MAXIMUM GOAL] or more 200% In the event that the Adjusted EPS Growth Goal met for any fiscal year during the Performance Period falls between Threshold and Target, or Target and Maximum, the Annual Percentage Achieved for such fiscal year will be determined based upon linear interpolation. At the end of the Performance Period, the Annual Percentage Achieved for each of the three fiscal years will be added together, and such sum will then be divided by three, resulting in the “Average EPS Growth Achieved.” The amount of EPS Target PSUs that will vest will be calculated by multiplying the Average EPS Growth Achieved by the number of EPS Target PSUs. (c) The Award shall vest on an accelerated basis under certain circumstances, as provided in Section 2 and Section 3 below. Notwithstanding anything contained in the Plan to the contrary, if Grantee’s employment with the Company terminates for any reason other than as set forth in Section 2(a) or Section 2(b) below, Grantee shall forfeit all of Grantee’s right, title and interest in and to unvested PSUs as of the date of termination of employment. In addition, if Grantee’s employment is terminated by the Company for Cause, Grantee shall also forfeit any vested PSUs that have not yet been converted to Shares; provided, that the foregoing shall not apply to any vested PSUs that are deferred pursuant to Section 15 below. 2. Accelerated Vesting Under Certain Employment Terminations. The Award shall be subject to accelerated vesting in connection with termination of employment under certain circumstances, as set forth below. (a) Upon Grantee’s termination of employment with the Company due to death or Disability prior to the end of the Performance Period, the Award will vest as follows: (i) The Company will multiply the rTSR Target PSUs or EPS Target PSUs, as the case may be, by a fraction, the numerator of which is the number of days elapsed from the first day of the Performance Period through the employment termination date, and the denominator of which is [INSERT # DAYS IN PERFORMANCE PERIOD] (such amount, the “Pro Rata Target rTSR PSUs” or “Pro Rata Target EPS PSUs”). (1) With respect to the rTSR PSUs, the Award will vest in accordance with Section 1(a) above, provided that, (x) for purposes of the calculation, “Pro Rata Target rTSR PSUs” will be substituted for “rTSR Target PSUs,” and (y) the Performance Period shall be considered to have ended on the last day of the Company’s most recently completed fiscal quarter.

5 150812603v2 (2) With respect to the EPS PSUs, 100% of the Pro Tata Target EPS PSUs shall vest. (b) Upon Grantee’s termination of employment with the Company due to Retirement (as defined below), the Award will vest in accordance with Sections 1(a)-1(b) above at the end of the regular Performance Period, provided that, (x) for purposes of the calculations, “Pro Rata Target rTSR PSUs” or “Pro Rata Target EPS PSUs,” as applicable, will be substituted for “rTSR Target PSUs” or “EPS Target PSUs,” respectively, and (y) Grantee has not engaged in any Restricted Activities with a Competitor (each as defined below) during the Performance Period (to the extent such restrictions are permissible under applicable law). For the avoidance of doubt, the calculation described in this Section 2(b) shall be based on rTSR and Adjusted EPS Growth performance for the three-year Performance Period, provided that in the event of a Change in Control following Grantee’s Retirement but before the end of the Performance Period, the number of PSUs earned shall be calculated in accordance with Section 3 but shall still be prorated in accordance with this Section 2(b) based upon the Grantee’s Retirement date. 3. Accelerated Vesting Upon a Change in Control. Upon a Change in Control of the Company during the Performance Period, the Award will vest in accordance with Sections 1(a)- 1(b), subject to Grantee’s continued employment through the Change in Control, provided that (i) with respect to the rTSR PSUs, the Performance Period shall be considered to have ended on the date of the Change in Control and (ii) with respect to the EPS PSUs, the number of PSUs to vest will be based on assumed Adjusted EPS Growth performance results at the greater of (x) target and (y) estimated actual performance through the Change in Control, as determined by the Committee. 4. Settlement of Performance Share Units. Except to the extent deferred in accordance with Section 15 below, (i) PSUs that vest pursuant to Section 1 (and are not otherwise forfeited due to a termination for Cause) will convert into Shares and be paid out as soon as practicable following the Performance Period, but in no event later than 60 days following the Performance Period, (ii) PSUs that vest pursuant to Section 2(a) (termination due to death or Disability) will convert into Shares and be paid out within 30 days following the employment termination date, (iii) PSUs that vest pursuant to Section 2(b) (Retirement) will convert into Shares and be paid out as soon as practicable following the Performance Period, but in no event later than 60 days following the Performance Period (or if sooner, within 30 days following a Change in Control) and (iv) PSUs that vest pursuant to Section 3 (Change in Control) will convert into Shares and be paid out within 30 days following the Change in Control. Any fractional Shares will be rounded up or down to the nearest next whole Share. Any PSUs that do not become vested will be forfeited. Stock certificates evidencing Shares paid hereunder will be registered on the books of the Company in Grantee’s name (or in street name to Grantee’s brokerage account) as of the date of payment in uncertificated (book-entry) form. 5. Definitions. For purposes of this Award Certificate: (a) “Actual Adjusted EPS” for a fiscal year means the Company’s earnings (net income), adjusted to exclude losses on sales of assets and other items, net of taxes, divided by the fully diluted Shares of the Company’s common stock outstanding, as described and quantified in the Company’s year-end earnings press release for such year.

6 150812603v2 (b) “Adjusted EPS Growth” means the percentage increase in Actual Adjusted EPS for each fiscal year in the Performance Period. (c) “Average Closing Price” means, as of any date, the 20-day average of the closing prices of the applicable stock for the last twenty trading days immediately preceding the applicable determination date. (d) “Competitor” means all breakfast and family dining restaurants, including without limitation, [LIST NAMES OF COMPETITORS]. (e) “Restricted Activities” means with respect to a Competitor, accepting employment, serving on a board of directors or otherwise being engaged as a consultant or advisor. (f) “Retirement” means Grantee’s voluntary resignation or termination of employment without Cause on or after attainment of age 55, provided that the sum of Grantee’s age and years of service with the Company is equal to or greater than 70. (g) “rTSR” or relative total shareholder return, means the Company’s TSR ranking relative to the TSR of the Company’s peer group, as scheduled on Appendix A. (h) “TSR” or total shareholder return, means (x) the Average Closing Price of a company’s share of common stock determined as of the last day of the Performance Period (or such earlier date as provided in Section 2 or 3) less the Average Closing Price of a company’s share of common stock determined as of the first day of the Performance Period plus reinvested dividends), (y) divided by the Average Closing Price of a company’s share of common stock determined as of the first day of the Performance Period. For purposes of this calculation, the Average Closing Price of a company’s share of common stock on the first day of the Performance Period may be equitably adjusted by the Committee in its discretion to reflect any material changes in the applicable company’s capital structure while the Award remains outstanding, such as a stock split, reverse stock split, stock dividend, split up, spin-off, or other distribution, combination or exchange of such company’s stock. 6. Limitation of Rights. The Award does not confer to Grantee or Grantee’s beneficiary any rights of a stockholder of the Company unless and until Shares are in fact issued to such person in connection with the Award. Nothing in this Award Certificate shall interfere with or limit in any way the right of the Company or any Affiliate to terminate Grantee’s employment at any time, nor confer upon Grantee any right to continue in employment of the Company or any Affiliate. 7. Payment of Taxes. Grantee will owe federal, state, and local taxes in connection with the Award (the “Taxes”)). The withholding of Taxes shall be mandatorily satisfied by withholding from the settlement of the PSUs a number of Shares having a fair market value equal to the amount required to be withheld for the Taxes (provided, however, that if Grantee has elected to defer 100% of the Grantee’s Award as provided in Section 15 herein (or a lesser amount but the remaining number of Shares are insufficient to cover the applicable FICA obligation), any Grantee FICA obligation will be separately payable to the Company by cash or check). Grantee’s acceptance of the Award constitutes Grantee’s acknowledgement that the Company will withhold on Grantee’s behalf a number of Shares sufficient to satisfy the Taxes. The obligations of the Company under

7 150812603v2 this Award Certificate will be conditional on such payment of the Taxes by Grantee. Notwithstanding anything to the contrary contained in this Section 7, Section 15, Section 17, or otherwise, the Company (i) makes no representations or undertakings regarding the treatment of Taxes in connection with any aspect of this Award, and (ii) does not commit to structure the terms of the Award to reduce or eliminate Grantee’s liability for Taxes. 8. Restrictions on Issuance of Shares. If at any time the Compensation and Incentives Committee of the Board (the “Compensation Committee”) shall determine, in its discretion, that registration, listing or qualification of the Shares underlying the PSUs upon any securities exchange or similar self-regulatory organization or under any foreign, federal, or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to the settlement of the PSUs, the Shares will not be paid unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Compensation Committee. 9. Plan Controls. The terms contained in the Plan are incorporated into and made a part of this Award Certificate and this Award Certificate shall be governed by and construed in accordance with the Plan. In the event of any actual or alleged conflict between the provisions of the Plan and the provisions of this Award Certificate, the provisions of the Plan shall be controlling and determinative. 10. Successors. This Award Certificate shall be binding upon any successor of the Company, in accordance with the terms of this Award Certificate and the Plan. 11. Severability. If any one or more of the provisions contained in this Award Certificate is deemed to be invalid, illegal or unenforceable, the other provisions of this Award Certificate will be construed and enforced as if the invalid, illegal or unenforceable provision had never been included. 12. Notice. Notices and communications under this Award Certificate must be in writing and either personally delivered or sent by registered or certified United States mail, return receipt requested, postage prepaid. Notices to the Company must be addressed to Denny’s Corporation, 203 East Main Street, Spartanburg, SC 29319-0001, Attn: Secretary, or any other address designated by the Company in a written notice to Grantee. Notices to Grantee will be directed to the address of Grantee then currently on file with the Company, or at any other address given by Grantee in a written notice to the Company. 13. Clawback or Recoupment Policy. In consideration for the grant of the Award, Grantee agrees to be subject to (i) any compensation, clawback, recoupment or similar policies of the Company or its Affiliates that may be in effect from time to time, whether adopted before or after the Grant Date, and (ii) to such other clawbacks as may be required by applicable law, regulation or exchange listing standard ((i) and (ii) together, the “Clawback Provisions”). Grantee understands that the Clawback Provisions are not limited in their application to the Award, or to equity or cash received in connection with the Award. To the extent that any Clawback Provision is now or in the future applicable to Grantee, Grantee agrees that Grantee is hereby bound by such Clawback Provision in its entirety. For the avoidance of doubt, this Section 13 is in addition to, and not in lieu of, Section 15.7 of the Plan.

8 150812603v2 14. Other Company Policies. Grantee agrees, in consideration for the grant of the PSUs, to be subject to any policies of the Company and its Affiliates regarding securities trading, and the hedging or pledging of securities, that may be in effect from time to time, or as may otherwise be required by applicable law, regulation or exchange listing standard. 15. Deferral Election. Notwithstanding anything contained herein to the contrary, Grantee will be permitted to make deferral elections with respect to the Award pursuant to the Denny’s Deferred Compensation Plan, as amended and restated (the “DC Plan”). Any deferral election shall be made in accordance with Section 409A of the Code, the DC Plan terms and pursuant to a Deferral Agreement (as defined in the DC Plan) and may be credited with Dividend Equivalents as set forth in the DC Plan. 16. Governing Law. This Award Certificate shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law, rule or principle that might otherwise refer construction or interpretation of this Award Certificate to the substantive law of another jurisdiction. 17. Section 409A Compliance. This Award Certificate is intended to be exempt from or otherwise comply with the provisions of Section 409A of the Code. The Company may change or modify the terms of this Award Certificate without Grantee’s consent or signature if the Company determines, in its sole discretion, provided that such change or modification is necessary for purposes of compliance with or exemption from the requirements of Section 409A of the Code or any regulations or other guidance issued thereunder. 18. Electronic Delivery of Documents. Grantee authorizes the Company to deliver electronically any prospectuses or other documentation related to the Award and any other compensation or benefit plan or arrangement in effect from time to time (including, without limitation, reports, proxy statements or other documents that are required to be delivered to participants in such arrangements pursuant to federal or state laws, rules or regulations). For this purpose, electronic delivery will include, without limitation, delivery by means of e-mail or e-mail notification that such documentation is available on the Company’s Intranet site. Upon written request, the Company will provide to Grantee a paper copy of any document also delivered to Grantee electronically. The authorization described in this paragraph may be revoked by Grantee at any time by written notice to the Company. 19. Further Assurances. Grantee agrees, upon demand of the Company or the Committee, to do all acts and execute, deliver, and perform all additional documents, instruments, and agreements that may be reasonably required by the Company or the Committee, as the case may be, to implement the provisions and purposes of this Award and the Plan.

9 150812603v2 Appendix A S&P 600 Small Cap Consumer Discretionary Index The following companies comprise the Company’s peer group for the purposes of the rTSR calculation under this Award, provided that each company shall only be included in the rTSR calculation to the extent that it is a publicly traded company on the first day and the last day of the Performance Period (or such earlier date upon which the rTSR is calculated under Section 2 or 3 of the Award), provided that if a company ceases to be publicly traded as a result of insolvency or a bankruptcy proceeding, it shall be included in the peer group as the lowest performing company. The peer group is a closed group (i.e. no additional companies may be added to the peer group). [LIST PEER GROUP]